UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Behringer Harvard REIT I, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BEHRINGER HARVARD REIT I, INC.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To be held June 20, 2007

TIME AND DATE:	1:00 p.m. local time on June 20, 2007

PLACE:	Executive Offices of the Company 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

ITEMS OF BUSINESS:	(1) To elect five individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2) Three proposals to amend certain provisions of our Sixth Articles of Amendment and Restatement.

(3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE:	You can vote if you are a stockholder of record as of the record date, the close of business on March 29, 2007.

ANNUAL REPORT:	Our 2006 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the proxy card sent to you in the preaddressed envelope provided or by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President - Corporate
Development & Legal and Secretary
April 23, 2007
Dallas, Texas

BEHRINGER HARVARD REIT I, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 20, 2007

We are providing these proxy materials in connection with the solicitation by the board of directors of Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I,” the “Company,” “we,” “our” or “us”), a Maryland corporation, of proxies for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 20, 2007, at 1:00 p.m. local time at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2007 Annual Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about April 23, 2007.

Annual Report

Our Annual Report for the year ended December 31, 2006  is being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on March 29, 2007.  Our Annual Report on Form 10-K may be accessed on-line through the website maintained for us at www.behringerharvard.com or through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.  In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address:  15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3600.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on March 29, 2007 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were approximately 144.0 million shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.  Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the five nominees named herein and FOR the adoption of the proposed amendments to our charter.  With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors, provided a quorum is present. Withheld votes and abstentions will have the effect of a vote against each nominee for director.

Approval of the amendments to our charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting. Withheld votes and abstentions will have the effect of a vote against the proposals to approve the amendments to our charter.

Proxy Voting By Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may also submit proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for instructions.  If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our board of directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  We are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of such revocation to the Secretary of Behringer Harvard REIT I;

•                  signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically request.

Proxy Solicitation

We have hired Phoenix American Financial Services, Inc., an affiliate of our transfer agent (“Phoenix American”), to assist us in distributing proxy materials and soliciting votes.  We will not pay Phoenix American a separate fee for assisting in the solicitation but we will reimburse Phoenix American for all of their out-of-pocket

2

expenses in connection with the solicitation.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Our officers and employees of our advisor or its affiliates also may solicit proxies, but they will not be specifically compensated for these services.  The costs of proxy solicitation will be borne by us.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors currently consists of five members, three of whom (Charles G. Dannis, Steven W. Partridge and G. Ronald Witten) have been determined by the board of directors to be “independent” under the rules promulgated by the North American Securities Administrators Association, Inc., or NASAA, the applicable SEC rules and our charter.  The board of directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2008 Annual Meeting of Stockholders: Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten.  Each nominee currently serves as a director and, if reelected as a director, will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of directors serving on the board.

The principal occupation and certain other information about the nominees are set forth below.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES TO BE ELECTED AS DIRECTORS

 Robert M. Behringer, 59, is our Chief Executive Officer, Chief Investment Officer and Chairman of the Board and the Chief Executive Officer of Behringer Advisors, LP, our advisor.  He also is the sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC, the parent company of Behringer Advisors.  Mr. Behringer also serves as the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Behringer Harvard Opportunity REIT I, Inc., a publicly registered real estate investment trust, and Behringer Harvard Opportunity REIT II, Inc., a newly formed real estate investment trust.  Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP and Behringer Harvard Mid-Term Value Enhancement Fund I LP, each a publicly registered real estate limited partnership.  Mr. Behringer also controls the general partners of Behringer Harvard Strategic Opportunity Fund I LP and Behringer Harvard Strategic Opportunity Fund II LP, both private real estate limited partnerships.  Mr. Behringer is also the Chief Executive Officer of the other Behringer Harvard companies.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that was recently liquidated with a net asset value of approximately $200 million before liquidation.  Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships.  From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (since acquired by, and now known as, Lend Lease Real Estate Investments, Inc.), one of the largest real estate pension managers and advisors in the United States.  While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the South Central United States.  The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion.  Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

3

Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including experience with approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  In addition to being our Chief Executive Officer, Chief Investment Officer and Chairman of the Board, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties.  Mr. Behringer is a Certified Property Manager, Real Property Administrator and Certified Hotel Administrator, holds NASD Series 7, 24 and 63 registrations and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council.  Mr. Behringer also was a licensed certified public accountant for over 20 years.  Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Robert S. Aisner, 60, is our President and Chief Operating Officer, as well as one of our directors.  In addition, Mr. Aisner serves as President, Chief Operating Officer and a director of Behringer Harvard Opportunity REIT I and as President and Chief Operating Officer of Behringer Harvard Opportunity REIT II.  Mr. Aisner is also President of the other Behringer Harvard companies.

Mr. Aisner has over 30 years of commercial real estate experience.  From 1996 until joining Behringer Harvard REIT I in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a New York Stock Exchange listed REIT focused on the development, acquisition and management of upscale apartment communities and serves as advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company that oversees all of AMLI’s apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that manages AMLI’s corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performs real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities.  Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee from 1999 until 2003.  From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group.  From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President.

Mr. Aisner served as an independent director of Behringer Harvard REIT I from June 2002 until February 2003, was elected our Chief Operating Officer in February 2003 and has served as a director from June 2003 until present.  Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Charles G. Dannis, 57, has been an independent director of Behringer Harvard REIT I since January 2003.  Mr. Dannis has been a commercial real estate appraiser and consultant since 1972.  Mr. Dannis co-founded the firm Crosson Dannis, Inc., a real estate consulting firm, in 1977 and has been employed by the firm since that time.  He is past Treasurer and Member of the Board of the National Council of Real Estate Investment Fiduciaries and past Chairman of its Valuation Committee.  He has been an active member of the Pension Real Estate Association, American Real Estate Society and Urban Land Institute.  Since 1988, Mr. Dannis has been an adjunct professor/lecturer in Real Estate and Urban Land Economics at the Cox School of Business at Southern Methodist University in both the undergraduate and graduate schools; he also is an award-winning teacher for the Mortgage Bankers Association of America’s School of Mortgage Banking.  He is a Member of the Appraisal Institute.  Mr. Dannis received a Bachelor of Business Administration degree from Southern Methodist University.

Steven W. Partridge, 49, has been an independent director of Behringer Harvard REIT I since October 2003.  Mr. Partridge has over 20 years of commercial real estate and related accounting experience.  Since October 1997, Mr. Partridge has served as Chief Financial Officer and Senior Vice President of Coyote Management, LP, a real estate limited partnership that owns, manages and leases regional shopping malls.  From December 1983 to September 1997, Mr. Partridge served as a Director of Accounting and Finance, Asset Manager, and then Vice President of Asset Management with Lend Lease Real Estate Investments, a commercial real estate investment company, and its predecessor, Equitable Real Estate Investment Management.  Mr. Partridge has been licensed as a certified public accountant for 25 years and during that time has been a member of American Institute of CPAs, Texas Society of CPAs, International Council of Shopping Centers, and the CCIM Institute with a Certified Commercial Investment Member designation.  Mr. Partridge earned a Bachelor of Accountancy degree, cum laude, and a Master of Accountancy degree from the University of Mississippi.

4

G. Ronald Witten, 56, has been an independent director of Behringer Harvard REIT I since April 2004.  Since January 2001, Mr. Witten has served as President of Witten Advisors LLC, a market advisory firm providing ongoing market advisory services to apartment developers, investors and lenders nationwide to identify the location and timing of future development and acquisition opportunities for the nation’s 40 major apartment markets.  Mr. Witten began his career in 1973 at M/PF Research, Inc., a national leader in apartment market data and market analysis, and served as its President from 1978 to 2000.  Mr. Witten has been an active member of the Urban Land Institute, where he served as Chairman of both the Multi-Family Silver Council and the Multi-Family Gold Council, and the National Multi Housing Council and its Research Advisory Group.  Mr. Witten received his Bachelor of Business Administration degree from Texas Tech University and has completed graduate classes in statistics and economics at Southern Methodist University.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board.  The board consults with our legal counsel to ensure that the board’s determinations are consistent with the NASAA rules, the applicable SEC rules and our charter regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Behringer Harvard REIT I, our senior management and our independent registered public accounting firm, the board has determined that the majority of our board is comprised of independent directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2006, the board met eleven times.  Each of our directors attended at least 75% of the total number of meetings of the board during 2006.  In addition, each director attended all of meetings of the committees on which he served during 2006.  We encourage our directors to attend our annual meetings of stockholders.  In 2006, all of our directors attended the annual meeting of stockholders.  Our entire board considers all major decisions concerning our business, including any property acquisitions.  However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.  The board of directors has established three permanent committees: the Audit Committee; the Compensation Committee; and the Nominating Committee.

Audit Committee.  The Audit Committee consists of independent directors Steven W. Partridge, the chairman, Charles G. Dannis and G. Ronald Witten.  Our board of directors has determined that Mr. Partridge is an “audit committee financial expert,” as defined by the rules of the SEC.  The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process.  The Audit Committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerharvard.com.  Each of the members of the Audit Committee is “independent” under the NASAA rules, the applicable SEC rules and our charter.  During the fiscal year ended December 31, 2006, the Audit Committee met five times.

Compensation Committee.  Our board of directors also has established a Compensation Committee to assist the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors.  The Compensation Committee consists of independent directors Mr. Dannis, the chairman, and Messrs. Partridge and Witten.  The primary duties of the Compensation Committee include reviewing all forms of compensation for our executive officers, if any, and our directors, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares and advising the board on changes in compensation.  If we determine to hire employees, our Compensation Committee also would be charged with overseeing our compensation practices with respect to those employees.  Currently, we do not compensate our executive officers, and only our directors who are not employed by us, or by Behringer Advisors or its affiliates, receive compensation for their services to us.  The Compensation Committee also administers the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan (the “2005 Incentive Award Plan”).  The Compensation

5

Committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerharvard.com.  Each of the members of the Compensation Committee is “independent” under the NASAA rules, the applicable SEC rules and our charter.  During the fiscal year ended December 31, 2006, the Compensation Committee met one time.

Nominating Committee.  The Nominating Committee consists of independent directors Mr. Witten, the chairman, and Messrs. Dannis and Partridge.  The Nominating Committee recommends nominees to serve on our board of directors.  The Nominating Committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerharvard.com.  Each of the members of the Nominating Committee is “independent” under the NASAA rules, the applicable SEC rules and our charter.  During the fiscal year ended December 31, 2006, the Nominating Committee met one time.

The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Amended and Restated Bylaws, as amended.  Generally, this requires that the stockholder send certain information about the nominee to our Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year.  Because our directors take a critical role in guiding our strategic direction and oversee our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment.  In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry.  The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and will periodically review and recommend for approval by the board any updates to the criteria as deemed necessary.  Diversity in personal background, race, gender, age and nationality for the board as a whole may be taken into account favorably in considering individual candidates.  The Nominating Committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the board concerning nominations for election or reelection as a director.  The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our Amended and Restated Bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee.  The nominees to be considered for membership to the board of directors at this Annual Meeting were nominated by the Nominating Committee in February 2007 and approved by the full board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors.  Such parties can contact the board by mail at: Chairperson of the Behringer Harvard REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330.  The Chairman of the Audit Committee will receive all communications made by this means and will relay all communications to the board of directors.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct Policy that is applicable to all members of our board of directors, our executive officers and employees of our advisor or its affiliates.  We have posted the policy on the website maintained for us at www.behringerharvard.com.  If in the future we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on the website maintained for us as necessary.

Directors’ Compensation

We pay each of our directors who are not employees of the Company, Behringer Advisors or its affiliates an annual retainer of $25,000 in equal quarterly installments plus $1,000 for each board or committee meeting the director attends in person or by phone.  We pay the chairman of our Audit Committee an additional annual retainer of $10,000 and each of the chairmen of our Compensation and Nominating Committees an additional annual retainer of $5,000.  Under our 2005 Incentive Award Plan, each non-employee director is automatically granted an option to purchase 5,000 shares of common stock on the date he or she first becomes a director and upon each person’s reelection as a director.  Before we begin having appraisals by an independent third party, file a registration statement for a firm commitment underwritten public offering of our shares or list our shares on a national securities

6

exchange, the exercise price for such options will be $9.10 per share, unless the board of directors determines otherwise.  Options granted to non-employee directors under the 2005 Incentive Award Plan will become exercisable on the first anniversary of the date of grant.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  If a director also is an employee of us, or an employee of Behringer Advisors or its affiliates, we do not pay compensation for services rendered as a director.

The following table further summarizes compensation paid to the non-employee directors during 2006.

	Fees Earned or Paid in Cash	Option Awards	Total
Charles G. Dannis	$35,000	$45,500	$80,500
Steven W. Partridge	$39,000	$45,500	$84,500
G. Ronald Witten	$35,000	$45,500	$80,500

2005 Incentive Award Plan

The 2005 Incentive Award Plan was approved by our board of directors on March 28, 2005 and our stockholders on May 31, 2005.  The 2005 Incentive Award Plan is administered by our Compensation Committee and provides for equity awards to our employees, directors and consultants and those of any affiliates of our advisor.  As of March 29, 2007, options to acquire 10,500 shares of our common stock had been granted under the 2005 Incentive Award Plan to each of Messrs. Dannis, Partridge and Witten.  The options pursuant to the 2005 Incentive Award Plan become fully exercisable one year after the date of grant.

Non-Employee Director Stock Option Plan

The Behringer Harvard REIT I, Inc. Non-Employee Director Stock Option Plan (“Director Option Plan”) was approved by our board of directors and stockholders on June 26, 2002.  As of March 29, 2007, options to acquire 3,000 shares of our common stock had been granted under the Director Option Plan to each of Messrs. Dannis, Partridge and Witten.  The Director Option Plan was terminated on May 31, 2005 upon approval of the 2005 Incentive Award Plan at the 2005 Annual Meeting of Stockholders.  Options granted under the Director Option Plan, however, remain outstanding and subject to the terms of the Director Option Plan.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of the options under both equity compensation plans as of December 31, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	40,500	$9.16	11,959,500	*
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	40,500	$9.16	11,959,500	*

* All shares authorized for issuance pursuant to options not yet granted under our 2005 Incentive Award Plan.

7

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of March 29, 2007, the following individuals serve as our executive officers:

 Gerald J. Reihsen, III, 48, is our Executive Vice President — Corporate Development & Legal and Secretary.  He also serves in these capacities with Behringer Advisors and in these and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Behringer Harvard Opportunity REIT II and Behringer Harvard Multifamily REIT I, Inc., a private real estate investment trust.  Mr. Reihsen is also President of Behringer Securities.

For over 20 years, Mr. Reihsen’s business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships, and public and private securities offerings.  For the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney.  After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, LLP, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998.  In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000.  In 2000, he practiced law as a principal of Block & Balestri, PC, a corporate and securities law firm.  In 2000 and 2001, Mr. Reihsen was employed as the Vice President — Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc.  Mr. Reihsen holds NASD Series 7, 24, 27 and 63 registrations.  Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

Gary S. Bresky, 40, is our Chief Financial Officer.  Mr. Bresky is also the Chief Financial Officer and Treasurer of Behringer Advisors and has served in these and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Behringer Harvard Opportunity REIT II and Behringer Harvard Multifamily REIT I.

Mr. Bresky has been active in commercial real estate and related financial activities for over 15 years.  Prior to joining Behringer Harvard, Mr. Bresky served as a Senior Vice President of Finance with Harvard Property Trust, Inc. from 1997 to 2001.  In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions of the company.  Mr. Bresky also was integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.  From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, where he focused on finance and accounting for both public and private real estate investment trusts.  His experience included conducting annual audits, preparing public securities reporting compliance filings and real estate securities registration statements for his clients.  From 1989 to 1994, Mr. Bresky worked with Ten West Associates, Ltd. and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios totaling in excess of $185 million.  From 1988 until 1989, Mr. Bresky worked as an analysts’ assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc. assisting brokers in portfolio management.  Mr. Bresky holds NASD Series 7, 24, 27 and 63 registrations.  Mr. Bresky received a Bachelor of Arts degree from the University of California — Berkeley and a Masters of Business Administration degree from the University of Texas at Austin.

M. Jason Mattox, 31, is our Executive Vice President.  Mr. Mattox also serves as a Senior Vice President of Behringer Advisors and has served in these and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Behringer Harvard Opportunity REIT II and Behringer Harvard Multifamily REIT I.

From 1997 until joining Behringer Harvard REIT I, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998.  From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands.  From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property

8

Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties.  Mr. Mattox holds NASD Series 7, 24 and 63 registrations.  Mr. Mattox received both a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

Jon L. Dooley, 55, is our Executive Vice President — Real Estate.  Mr. Dooley holds a similar position with Behringer Advisors and has served in these and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I and Behringer Harvard Opportunity REIT II.

Mr. Dooley has over 25 years of commercial real estate experience.  From June 2002 until May 2003, he served as one of our independent directors.  In 2002, he served as a Senior Vice President with Trammell Crow Company, a New York Stock Exchange listed diversified commercial real estate company (since acquired by CB Richard Ellis Group, Inc.).  For the 13 years prior to joining Trammell Crow, Mr. Dooley held various senior management positions with Lend Lease Real Estate Investments, a commercial real estate investment company, and its predecessor, Equitable Real Estate Investment Management.  In 1997, Mr. Dooley became a principal with Lend Lease.  Prior to that, Mr. Dooley served as a Senior Vice President of Asset Management from 1991 to 1996 while at Equitable.  Mr. Dooley received a Bachelor of Business Administration degree from Southern Methodist University.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2006 or formerly served as an officer of the Company or any of our subsidiaries.  In addition, during the fiscal year ended December 31, 2006, none of our executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2006 or written representations that no additional forms were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with these filing requirements in 2006.

9

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 15, 2007, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each named executive officer, and our directors and executive officers as a group.  The percentage of beneficial ownership is calculated based on 137,732,323 shares of common stock outstanding as of March 15, 2007.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Robert M. Behringer (2)(3)	31,577	*
Robert S. Aisner (3)(4)	—	—
Charles G. Dannis (5)	10,709	*
Steven W. Partridge (6)	10,150	*
G. Ronald Witten (7)	12,126	*
Gerald J. Reihsen, III (3)(8)	2,418	*
Gary S. Bresky (3)(9)	3,022	*
M. Jason Mattox (3)(10)	385	*
All current directors and executive officers as a group (8 persons)	70,387	*

*                         Represents less than 1%

(1)                  For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (1) 137,732,323 shares of common stock outstanding as of March 15, 2007, and (2) shares of common stock issuable pursuant to options held by the respective person or group which may be exercised within 60 days following March 15, 2007; it does not include 1,000 shares of convertible stock owned by Behringer Advisors.  Beneficial ownership is determined in accordance with the rules of SEC that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to such shares.

(2)                  Includes 22,000 shares of common stock owned by Behringer Harvard Holdings but does not include 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings.  As of March 15, 2007, Mr. Behringer controlled the disposition of approximately 40% of the outstanding limited liability company interests and the voting of 85% of the outstanding limited liability company interests of Behringer Harvard Holdings.

(3)                  The address of Messrs. Behringer, Aisner, Reihsen, Bresky and Mattox is c/o Behringer Harvard REIT I, Inc., 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(4)                  Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Aisner controls the disposition of 4% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings.

(5)                  Includes vested options exercisable into 8,500 shares of common stock.  The address of Mr. Dannis is c/o Crosson Dannis, Inc. Campbell Center II, 8150 North Central Expressway, Suite 950, Dallas, Texas  75206.

(6)                  Includes vested options exercisable into 8,500 shares of common stock.  The address of Mr. Partridge is c/o Coyote Management, L.P., 16475 Dallas Parkway, Suite 250, Addison, Texas  75001.

(7)                  Includes vested options exercisable into 8,500 shares of common stock.  The address of Mr. Witten is c/o Witten Advisors, LLC, 8235 Douglas Avenue, Suite 420, Dallas, Texas  75225.

(8)                  Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Reihsen controls the disposition of 4.5% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Reihsen’s interest in Behringer Harvard Holdings.

(9)                  Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Bresky controls the disposition of 3% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Bresky’s interest in Behringer Harvard Holdings.

(10)       Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Mattox controls the disposition of 1.5% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings.  Mr. Behringer has the right to vote Mr. Mattox’s interest in Behringer Harvard Holdings.

10

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall the information be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference in a filing.

The Audit Committee reviews our financial reporting process on behalf of the board of directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche, our independent registered public accounting firm, regarding the fair and complete presentation of the Company’s results.  The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees).

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including its advisor and its affiliates, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.  In addition, the Audit Committee has selected and the board of directors has ratified the selection of the Company’s independent registered public accounting firm.  The following independent directors, who constitute the Audit Committee, provide the foregoing report.

AUDIT COMMITTEE:

Steven W. Partridge, Chairman

Charles G. Dannis

G. Ronald Witten

11

Independent Registered Public Accounting Firm

We previously engaged PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements as of and for the years ended December 31, 2004, 2003 and 2002.  On September 1, 2005, the Audit Committee of our board of directors approved the dismissal of PricewaterhouseCoopers LLP as our independent registered public accounting firm effective September 2, 2005.  Effective September 2, 2005, we retained the services of Deloitte & Touche LLP as our independent registered public accounting firm to replace our former independent registered public accounting firm.  We reported this information in a Current Report on Form 8-K filed on September 8, 2005 (the “Form 8-K”).  During the fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through September 2, 2005, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

There have been no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any events of the type listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, involving PricewaterhouseCoopers LLP that occurred during the fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through September 2, 2005.  PricewaterhouseCoopers LLP’s report on our consolidated financial statements during the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We provided PricewaterhouseCoopers LLP with a copy of the disclosures made pursuant to Form 8-K (which disclosures are consistent with the disclosures noted above) and PricewaterhouseCoopers LLP furnished us with a letter addressed to the SEC stating that it agreed with the statements made by us in the Form 8-K, a copy of which was filed as an exhibit to the Form 8-K.

Deloitte & Touche LLP has served as our independent auditor since September 2, 2005.  Our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditor.

One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audits of our annual financial statements for the years ended December 31, 2005 and 2006:

	2006		2005
Audit Fees (1)	$388,140		$534,990
Audit-Related Fees (2)	646,201		114,930
Tax Fees	—		—
All Other Fees	9,035	(3)	—
Total Fees	$1,043,376		$649,920	(4)

(1)          Audit Fees consists principally of fees for the audit of our annual financial statements and review of our financial statements included in our quarterly reports on Form 10-Q.

(2)          Audit-Related Fees consists of professional services performed in connection with a review of our financial statements that were included in the registration statements, as amended, for the public offerings of our common stock and review of pro forma financial statements for property acquisitions.

(3)        Tax fees consisted principally of assistance with matters related to tax compliance, tax planning and tax advice.

(4)        We also incurred additional fees in the amount of $253,800 for audit fees, $340,700 for audit-related fees and $29,167 for tax fees from PricewaterhouseCoopers LLP during the year ended December 31, 2005.

12

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the Company’s independent registered public accounting firm in advance of the service being performed. For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost under $25,000, the Audit Committee will be provided information to review and must approve each project prior to commencement of any work.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost $25,000 and over, the Audit Committee will be provided with a detailed explanation of what is being included, and asked to approve a maximum amount for specifically identified services in each of the following categories: (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent registered public accounting firm.  If additional amounts are needed, the Audit Committee must approve the increased amounts prior to the previously approved maximum being reached and before the additional work may continue.  Approval by the Audit Committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications.  The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the Audit Committee on a regular basis.

13

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We do not directly compensate our named executive officers, including Mr. Behringer, our Chief Executive Officer, for services rendered to us.  Our executive officers also are officers of Behringer Advisors, our advisor, and its affiliates and are compensated by an affiliate of Behringer Harvard Holdings for their services to us as well as their services to our other affiliates.  A description of the fees that we pay to our advisor and its affiliates is found in the “Certain Transactions” section below.

If we determine to compensate our named executive officers in the future, the Compensation Committee will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares.

COMPENSATION COMMITTEE REPORT

 The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall the information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference in a filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management.  Based on the Compensation Committee’s review of the CD&A and the Compensation Committee’s discussions of the CD&A with management, the Compensation Committee recommended to the board of directors, and the board has approved, that the CD&A be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Charles G. Dannis, Chairman

Steven W. Partridge

G. Ronald Witten

14

CERTAIN TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Exchange Act. Under that definition, transactions with related persons are transactions in which we were or are a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

Our charter, however, contains provisions setting forth our ability to engage in certain transactions. Our board reviews all of these transactions as well as any related party transactions. As a general rule, any related party transactions must be approved by a majority of the directors not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

We believe that our general policies and procedures regarding related party transactions are evidenced by the disclosures in our current and prior proxy statements under the caption “Certain Transactions.” We may in the future adopt written policies and procedures regarding related party transactions.

Related Party Transactions

Certain affiliates of our advisor received fees and compensation in connection with the offerings of our common stock and in connection with the acquisition, management and sale of our assets.

We have sold approximately 106.0 million shares, including approximately 5.5 million shares issued on October 1, 2005 pursuant to a 10% stock dividend, resulting in aggregate gross proceeds of approximately $1.0 billion in two completed offerings.  We are currently offering up to 200,000,000 shares of our common stock plus an additional 50,000,000 shares of our common stock pursuant to our distribution reinvestment plan (“DRIP”).  Our current offering will terminate no later than October 6, 2008.  As of March 29, 2007, we had sold approximately 38.0 million shares, resulting in gross proceeds of approximately $387 million in this offering.

Behringer Securities LP (“Behringer Securities”) has served as the dealer manager for each of our public offerings.  Behringer Securities is affiliated with our advisor and has received fees in the form of selling commissions and a dealer manager fee in each offering.  The selling commission is equal to 7% of the gross offering proceeds (1% for sales under our DRIP) and the dealer manager fee has ranged from 2.5% to 2% of gross offering proceeds (except that no dealer manager fee was paid on purchases made pursuant to our DRIP).  Behringer Securities typically has reallowed to broker-dealers participating in the offering all of the selling commissions and a substantial portion of the dealer manager fee.  In the year ended December 31, 2006, Behringer Securities’ commissions and dealer manager fee totaled approximately $34.8 million and approximately $10.9 million, respectively, and were recorded as a reduction of additional paid-in-capital.

We also have reimbursed our advisor, Behringer Advisors, for organization and offering expenses that it or its affiliates have paid on our behalf.  We made reimbursements totaling 2.5% and 2% of the gross offering proceeds in our initial and first follow-on offerings, respectively, except that no offering expenses were reimbursed with respect to purchases made pursuant to our DRIP.  We also will reimburse our advisor and its affiliates for the organization and offering expenses that they pay on our behalf in our current offering up to 1.5% of the gross offering proceeds; provided, that we will not reimburse any offering expenses associated with the offering of our shares pursuant to our DRIP.  As of December 31, 2006, approximately $9.5 million of offering expenses were reimbursed by us and were recorded as a reduction of additional paid-in-capital, of which approximately $9.0 million had been reimbursed by us.  Behringer Advisors or its affiliates determines the amount of organization and offering expenses owed based on specific invoice identification as well as an allocation of costs to us and other Behringer Harvard programs, based on respective equity offering results of those entities in offering.

In connection with our initial offering and for acquisitions made prior to February 11, 2005, Behringer Advisors or its affiliates also received acquisition and advisory fees of up to 3% of the contract purchase price of each asset for the acquisition, development or construction of real property or, with respect to any mortgage loan, up to 3% of the funds advanced for the purchase or making of a mortgage loan.  In connection with our first follow-on offering and our current offering, these fees were reduced to 2.5% for acquisitions made on or after February 11, 2005.  Behringer Advisors or its affiliates also received up to 0.5% of the contract purchase price of the real estate assets we acquired or, with respect to the making or purchase of a mortgage loan up to 0.5% of the funds advanced, for reimbursement of expenses related to making investments.  In the year ended December 31, 2006, Behringer Advisors earned approximately $46.6 million in acquisition and advisory fees for the investments we acquired.  We capitalized these fees as part of our real estate or investments in tenant-in-common interests.

We also pay HPT Management Services LP (“HPT Management”), an affiliate of our advisor and our property manager, fees for managing and leasing our properties, equal to approximately 3% of gross revenues of the respective property, plus leasing commissions based upon the customary leasing commission applicable to the geographic location of the respective property.  We incurred and expensed fees of approximately $4.3 million in the year ended December 31, 2006 for the services provided by HPT Management.

We also pay Behringer Advisors monthly asset management fees.  For periods prior to March 2005, this fee was equal to 0.5% on an annual basis of aggregate asset value.  Thereafter, the fee increased to 0.6% on an annual

15

basis of aggregate asset value.  Any portion of the asset management fee may be deferred and paid in a subsequent year.  In the year ended December 31, 2006, we incurred and expensed approximately $5.1 million of asset management fees.

We also pay Behringer Advisors a debt financing fee of 1% of the amount of any debt made available to us.  In the year ended December 31, 2006, we incurred approximately $11.1 million of debt financing fees.

We also will pay Behringer Advisors and its affiliates fees if they provide a substantial amount of services, as determined by our independent directors, in connection with the sale of one or more properties.  In such event, we will pay our advisor an amount not exceeding the lesser of: (A) one-half of the brokerage commission paid or (B) 3% of the sales price of each property sold, provided that such fee will be subordinated to distributions to investors from sales proceeds of an amount which, together with prior distributions to the investors, will equal (1) 100% of their capital contributions plus (2) a 9% annual, cumulative, non-compounded return on their capital contributions.  Subordinated disposition fees that are not payable at the date of sale because investors have not yet received their required minimum distributions will be deferred and paid at such time as these subordination conditions have been satisfied.  In addition, after investors have received a return of their net capital contributions and a 9% annual, cumulative, non-compounded return, then Behringer Advisors is entitled to 15% of remaining net sales proceeds, less the amount that our debt exceeds the aggregate book value of our remaining assets.  Subordinated participation in net sales proceeds that are not payable at the date of sale because investors have not yet received their required minimum distributions will be deferred and paid at such time as the subordination conditions have been satisfied.  The subordinated participation in net sales proceeds will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.  We did not pay any such fees during the year ended December 31, 2006.

If we list our common stock on a national securities exchange, we will pay Behringer Advisors a fee equal to 15% of the amount by which the market value of our outstanding stock plus distributions we paid prior to listing exceeds the sum of (1) the total amount of capital raised from investors and (2) a 9% annual, cumulative, non-compounded return to investors on their capital contributions.  The subordinated listing fee will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.  Also, upon termination of the advisory agreement with Behringer Advisors, we will pay our advisor a performance fee equal to 15% of the amount by which our appraised asset value at the time of such termination exceeds the aggregate capital contributions contributed by investors plus payment to investors of a 9% annual, cumulative, non-compounded return on the capital contributed by investors.  Persons independent of us and independent of our advisor will perform such appraisal of our asset value.  No performance fee will be paid if we have already paid or become obligated to pay Behringer Advisors a listing fee.  The subordinated performance fee will be reduced or eliminated upon the determination of the number of shares of common stock issuable upon conversion of our convertible stock.

At December 31, 2006, we had a balance of approximately $2.1 million payable to affiliates of our advisor.  This balance consists of management fees payable to HPT Management and commissions payable to Behringer Securities.

On April 2, 2007, we entered into a $100 million revolving credit facility, which may be increased to $400 million, with Behringer Harvard Multifamily OP I, LP, referred to herein as the “borrower.”  The borrower is the operating partnership of Behringer Harvard Multifamily REIT I, Inc. which controls the general partner of the borrower and is referred to herein as the “Multifamily REIT.” The facility matures on April 1, 2008 but may be extended one additional year. The Multifamily REIT has been formed and sponsored by Behringer Harvard Holdings, the entity which was also responsible for forming and sponsoring us.  Certain of our executive officers also serve as executive officers of the Multifamily REIT. The Multifamily REIT, like us, is controlled by a board, the majority of which is independent, none of which overlap with our board, and is not otherwise affiliated with us.

Under the facility we agreed to: (1) make loans to the borrower, the proceeds of which may be used by the borrower, or special purpose subsidiaries formed by the borrower (A) to acquire or develop multifamily real property, (B) to make mezzanine loans to entities which own or develop multifamily real property, and (C) for working capital needs and general corporate purposes; (2) guaranty third-party indebtedness or any contingent recourse obligations incurred by the borrower or any special purpose subsidiary; and (3) use our reasonable best commercial efforts to assist the borrower in obtaining letters of credit up to an aggregate of $50 million in face amount from financial institutions.  Contingent recourse obligations are any non-recourse, carve-out obligations and springing recourse obligations of borrower or any special purpose subsidiary.  Amounts deemed drawn under the facility at any time are equal to the principal amount of any outstanding loans made by us, 100% of the principal amount of any third party indebtedness which we guaranty, 10% of the principal amount of any third party indebtedness giving rise to a contingent recourse obligation which we guaranty and the face amount of any letters of credit issued on behalf of the borrower.

Draws under the facility will be secured by a pledge of all of the right, title and interest in any bank accounts maintained by the borrower or any special purpose subsidiary as well as the equity owned by the borrower in each special purpose subsidiary.

Interest accrues on each draw on: (1) the outstanding principal amount of any loans we fund; (2) 100% of the principal amount of any guaranties we provide under the facility; (3) 10% of the principal amount of any third party indebtedness for which we provide guaranties of contingent recourse obligations; and (4) all unreimbursed drawings on any letters of credit issued on behalf of the borrower. Interest is payable to us in arrears on the first day of each month based on the applicable interest rate in effect for the prior month.  The initial applicable interest rate is set at thirteen percent (13%) per annum adjusted downward each quarter (but, in no case to below 7.5% per annum) based on the leverage ratio of Multifamily REIT and borrower and the gross offering proceeds received by Multifamily REIT or borrower in connection with one or more equity offerings.

Upon entering into the facility, the borrower paid us a commitment fee of $250,000. Each time the maximum amount available under the facility is increased, the borrower is obligated to pay us an additional commitment fee equal to one-quarter of one percent (0.25%) of the increased amount. In the event the term of the facility is extended, the borrower is further

16

obligated to pay us an additional commitment fee equal to one-quarter of one percent (0.25%) multiplied by the then-maximum amount available under the facility.

The borrower is also obligated to pay us a facility fee, annually in arrears, equal to one-tenth of one percent (0.1%) multiplied by the difference between (A) the average daily maximum amount available under the facility during any calendar year (or portion thereof) and (B) the average daily amounts drawn on the facility (consisting of outstanding loans, 100% of the principal amount of any guaranties provided by us to the borrower, 10% of the principal amount of any third party indebtedness for which we provide guaranties of contingent recourse obligations and the face amount of any letters of credit issued on behalf of the borrower) during the calendar year.  Finally, the borrower is obligated to pay us a quarterly fee with respect to each letter of credit issued on behalf of the borrower equal to one and a half percent (1.5%) multiplied by the face amount of the letter of credit and a quarterly fee with respect to each guaranty we provide on behalf of borrower equal to one and a half (1.5%) multiplied by the value assigned on the guaranty.  The borrower is required to pay the letter of credit fee and the guaranty fee quarterly in advance with the first payment due on the first day of the calendar quarter following issuance of any letter of credit or the date of provision of any guaranty, respectively.

The Multifamily REIT has also guaranteed payments of all obligations of the borrower, or any special purpose subsidiary, under the facility. Further, Behringer Harvard Holdings has granted us a right of set-off for any unpaid amounts due under the facility against any fees accrued and owing by us pursuant to our advisory agreement with Behringer Advisors, our advisor and an indirect wholly-owned subsidiary of Behringer Harvard Holdings.

17

PROPOSALS TO AMEND CHARTER

Introductory Note

In connection with the current follow-on offering of our common stock, the Commonwealth of Pennsylvania required us to seek certain amendments to our Sixth Articles of Amendment and Restatement (referred to herein as our “Charter”) as a condition to clearing us to offer and sell securities in Pennsylvania.  On February 5, 2007, our board adopted resolutions authorizing those amendments.  Pending approval of the amendments, we entered into agreements with each of our directors and executive officers related to the matters contemplated by Proposal 2A and Proposal 2B.  These agreements provide, among other things, that we may not hold our directors and officers harmless from losses or liabilities that we suffer unless: (1) the director or officer has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests; (2) the director or officer was acting on our behalf or performing services on our part; (3) the liability or loss was not the result of negligence or misconduct by the director or officer, except that in the event the director is or was an independent director, the liability or loss was not the result of gross negligence or willful misconduct by the independent director; and (4) the agreement to hold harmless is recoverable only out of our net assets and not from our stockholders’ assets.  In addition, the agreement with each director provides that in the case of conflict between the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”) and the Maryland General Corporation Law, as amended (the “MGCL”), as determined by the board in its discretion, the NASAA REIT Guidelines will control except where the MGCL provisions are mandatory.  If either of these two proposals is not approved by our stockholders, these agreements will remain effective until our shares of common stock are listed on an exchange.

Each Charter amendment is described below.  The underscored and deleted language reflects the proposed change.  A form of Seventh Articles of Amendment and Restatement, marked to reflect the proposed amendments to our Charter under Proposals No. 2A, 2B and 2C, including any necessary conforming changes thereto, is attached to this proxy statement as Annex A, and this summary of the provisions of our Charter is qualified in its entirety by reference to Annex A.

Proposal No. 2A: Amendment to Section 12.2

Proposal 2A asks our stockholders to amend Article 12.2 of our Charter.  Under the proposed amendment, we would not be able to hold our directors and officers harmless from losses or liabilities suffered by the corporation unless: (1) the director or officer had determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests; (2) the director or officer was acting on our behalf or performing services on our part;  (3) the liability or loss was not the result of negligence or misconduct by the director or officer, except that in the event the director is or was an independent director, the liability or loss was not the result of gross negligence or willful misconduct by the independent director; and (4) the agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Section 12.2 of our Charter as proposed to be amended by this proposal would read as follows:

“Section 12.2          Limitation of Director and Officer Liability. ~~To the maximum~~  Except as otherwise limited in this Section 12.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation.  Notwithstanding the foregoing, no ~~director~~Director or officer of the Company shall be ~~liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~held harmless for any loss or liability suffered by the Company and may be liable to the Company and to any Stockholder for money damages unless:  (i) the Director or officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the

18

Company; (ii) the Director or officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.”

A form of Seventh Articles of Amendment and Restatement, marked to reflect proposed amendments to Section 12.2, is attached to this proxy statement as Annex A.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to Section 12.2 of our Sixth Articles of Amendment and Restatement, including any necessary conforming changes thereto.

Proposal No. 2B: Amendment to Section 15.1

The second proposed amendment to our Charter would amend Section 15.1, which states that the laws of the State of Maryland govern the validity, construction and effect of our Charter.  As proposed to be amended, Section 15.1 would provide that, if in the opinion of our board of directors the provisions of the NASAA REIT Guidelines, as adopted on September 29, 1993, conflict with the provisions of the MGCL, the NASAA REIT Guidelines will control, except where the MGCL provisions are mandatory.

Section 15.1 of our Charter as proposed to be amended by this proposal would read as follows:

“Section 15.1         Governing Law.  These Articles of Amendment and Restatement are executed by the incorporator named above and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.  Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board in accordance with the provisions of Section 15.3 hereof.

A form of Seventh Articles of Amendment and Restatement, marked to reflect proposed amendments to Section 15.1, is attached to this proxy statement as Annex A.  A specific conforming change that we intend to make if this proposal is adopted by our stockholders is to change the definition of “NASAA REIT Guidelines” as currently set forth in Article IV of the Charter to specify that the guidelines being referenced in the Charter are those guidelines in effect on the date of the amendment.  As proposed to be amended, Article IV would read as follows:

“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by~~published by the North American Securities Administrators Association.~~ the NASAA membership on September 29, 1993, and in effect on the date of this amendment.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to Section 15.1 of our Sixth Articles of Amendment and Restatement, including the change to the definition of “NASAA REIT Guidelines,” as described above.

19

Proposal No. 2C: Amendment to Section 7.1

The third proposed amendment to our Charter would amend Section 7.1, which explains the general powers granted to our board of directors.  As proposed to be amended, the final sentence of Section 7.1, which states that the enumeration of specific powers granted to the board will not be restricted or will not limit the powers granted by the laws of Maryland, would be removed.

Section 7.1 of our Charter as proposed to be amended by this proposal would read as follows:

“Section 7.1   General.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. ~~The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.~~

A form of Seventh Articles of Amendment and Restatement, marked to reflect proposed amendments to Section 7.1,  is attached to this proxy statement as Annex A.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to Section 7.1 of our Sixth Articles of Amendment and Restatement, including any necessary conforming changes thereto.

20

ADDITIONAL INFORMATION

Stockholder Proposals

The rules promulgated by the SEC require that any proposal by a stockholder for consideration at the 2008 Annual Meeting of Stockholders be received by us no later than December 19, 2007, if any such proposal is to be eligible for inclusion in our proxy materials for our 2008 Annual Meeting.  Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in the rules are met.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws.  Our bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year.  Accordingly, under our current bylaws, a stockholder nomination or proposal intended to be considered at the 2008 Annual Meeting of Stockholders must be received by us no earlier than December 19, 2007 and not later than January 17, 2008.  Our secretary will provide a copy of our bylaws upon written request and without charge.

We have adopted a process for stockholders to send communications to our board.  A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on the website maintained for us at www.behringerharvard.com.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President - Corporate
Development & Legal and Secretary

21

ANNEX A

SEVENTH ARTICLES OF AMENDMENT AND RESTATEMENT

OF

BEHRINGER HARVARD REIT I, INC.

FIRST: Behringer Harvard REIT I, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Behringer Harvard REIT I, Inc. (the “COMPANY”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Company’s Board of Directors determines that the use of the name “Behringer Harvard REIT I, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “CODE”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.

“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, by the Company and any other investment made, directly or indirectly through one or more of its Affiliates.

“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Average Invested Assets” will equal the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and such other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such person or fill a vacancy caused by the death, removal or resignation of any such person or caused by an increase in the number of Directors.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means these Seventh Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CODE” shall have the meaning as provided in Article II herein.

“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.

“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“DEALER MANAGER” means Behringer Securities LP, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.

“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

“DIRECTOR” means a member of the Company’s Board.

“DISTRIBUTIONS” means any distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board of Directors. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to Real Property.

“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two (2) years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Company, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services, other than as a Director of the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income during either of the last two (2) years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.

“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

“INITIAL PUBLIC OFFERING” means the first Offering.

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer or general partner established to acquire or hold Assets.

“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“LISTING” means the listing of the Shares on a national securities exchange, the quotation of the Shares by The Nasdaq Stock Market (“Nasdaq”) or the trading of the Shares in the over-the-counter market. Upon such Listing, the Shares shall be deemed Listed.

“MGCL” means the Maryland General Corporation Law.

“MORTGAGES” means, in connection with mortgage financing provided, invested in, participated in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owed by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by~~published by the North American Securities Administrators Association.~~ the NASAA membership on September 29, 1993, and in effect on the date of this amendment.

“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Net Assets” shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets’ aggregate valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.

“NET INCOME” means for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i) (A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

“OFFERING” means any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act.

“OPERATING PARTNERSHIP” means Behringer Harvard Operating Partnership I LP, through which the Company may own Assets.

“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.

“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company. Such term does not include:

(a)  a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange or traded through Nasdaq’s National Market System; or

(b)  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)   Stockholders’ voting rights;

(ii)  the term of existence of the Company;

(iii) Sponsor or Advisor compensation; or

(iv)  the Company’s investment objectives.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E)

above in which the proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

“SDAT” shall have the meaning as provided in Section 5.4 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Behringer Securities LP.

“SHARES” means shares of capital stock of the Company of any class or series, including Common Shares or Preferred Shares.

“SOLICITING DEALERS” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will manage or participate in the management of the Company, and any Affiliate of any such Person, other than a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“STOCKHOLDERS” means the holders of record of the Company’s Shares as maintained in the books and records of the Company or its transfer agent.

“TERMINATION DATE” means the date of termination of the Advisory Agreement.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).

“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

SECTION 5.1 AUTHORIZED SHARES. The total number of Shares that the Company shall have authority to issue is 400,000,000 Shares, of which (i) 350,000,000 shall be designated as common stock, $0.0001 par value per Share (the “COMMON SHARES”); and (ii) 50,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “PREFERRED SHARES”). The aggregate par value of all authorized shares of stock having par value is $50,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article. To the extent permitted by Maryland law, the Board, without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares, (ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such Shares.

SECTION 5.2 COMMON SHARES.

(i)   COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares. (ii) DESCRIPTION. Each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii) DISTRIBUTION RIGHTS. The Board from time to time may authorize and the Company may pay to Stockholders such dividends or other Distributions in cash or other property as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Company may pay, such dividends and Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.

(iv)  RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

(v)   VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

SECTION 5.3 PREFERRED SHARES. The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(i)   The designation of the series, which may be by distinguishing number, letter or title.

(ii)  The dividend rate on the shares of the series, fi any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)  The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)   The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)  Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii) Restrictions on the issuance of shares of the same series or of any other class or series.

(viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3; provided, however, that the voting rights of the holders of shares of any series of Preferred Shares shall not exceed voting rights that bear the same relationship to the voting rights of the holders of Common Shares as the consideration paid to the Company for each Preferred Share bears to the book value of each outstanding Common Share.

(ix)  Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding. Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or cla ssify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.9 and subject to the express terms of any class or series of Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.5 CHARTER AND BYLAWS. All persons who shall acquire Shares shall acquire the same subject to the provisions of the Charter and the Bylaws.

SECTION 5.6 GENERAL NATURE OF SHARES. All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares. The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company’s assets. The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company that the Company may at any time issue or sell.

SECTION   5.7       NO ISSUANCE OF SHARE CERTIFICATES.   Until Listing, the Company shall not issue share certificates except to Stockholders who make a written request to the Company. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law.

SECTION 5.8         SUITABILITY OF STOCKHOLDERS.

Until Listing, the following provisions shall apply:

(i)            INVESTOR SUITABILITY STANDARDS.   Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:

(a)   that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or

(b)   that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.

(ii)           DETERMINATION OF SUITABILITY OF SALE.   The Sponsor and each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:

(a)           meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the

Company shall maintain these records for at least six years.

(iii)          MINIMUM INVESTMENT AND TRANSFER.   Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 100 Shares ($1,000), and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.

SECTION 5.9         RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)            DEFINITIONS.   For purposes of Section 5.9, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.9(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Section 5.9(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Common Shares of the Company, as so adjusted). The number and value of outstanding Common Shares of the Company shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter or by the Board pursuant to Section 5.9(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.9(ii)(g), and subject to adjustment pursuant to Section 5.9(ii)(h), the percentage limit established by the Board pursuant to Section 5.9(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Shares Listed or admitted to trading on the NYSE or, if such Shares are not Listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to Shares Listed on the principal national securities exchange on which such Shares are Listed or admitted to trading or, if such Shares are not Listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“NYSE” means the New York Stock Exchange.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company, subject to adjustment pursuant to Section 5.9(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Preferred Shares of the Company, as so adjusted). The number and value of outstanding Preferred Shares of the Company shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.9(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the Commencement of the Initial Public Offering on which the Company determines pursuant to Section 7.2(xix) of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right

and (c)   Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings. “TRUST” means any trust provided for in Section 5.9(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)           SHARES.

(a)           OWNERSHIP LIMITATIONS.   During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date:

(I)            BASIC RESTRICTIONS.

                (A)   (1)   No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

                (B)   No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

                (C)   Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such Shares.

(II)   TRANSFER IN TRUST.   If any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.9(ii)(a)(I)(A) or (B),

                (A)   then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.9(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.9(iii), effective as of the close of business on the Business Day prior to the date of such

Transfer, and such Person shall acquire no rights in such shares; or

                (B)   if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.9(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.9(ii)(a)(I)(A) or (B) shall be void AB INITIO , and the intended transferee shall acquire no rights in such Shares.

(b)           REMEDIES FOR BREACH.   If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 5.9(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.9(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.9(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)           NOTICE OF RESTRICTED TRANSFER.   Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.9(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.9(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)           OWNERS REQUIRED TO PROVIDE INFORMATION.   From the Commencement of the Initial Public Offering and prior to the Restriction Termination Date:

(I)   every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)   each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)           REMEDIES NOT LIMITED.   Subject to Section 7.2(ii) of the Charter, nothing contained in this Section 5.9(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)            AMBIGUITY.   In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section 5.9(iii), or any definition contained in Section 5.9(i), the Board shall have the power to determine the application of the provisions of this Section 5.9(ii) or Section 5.9(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.9(ii) or   (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.9.

(g)           EXCEPTIONS.

(I)   Subject to Section 5.9(ii)(a)(I)(B), the Board, in its sole discretion, may exempt a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

                (A)   the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 5.9(ii)(a)(I)(B);

                (B)   such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

                (C)   such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.9(ii)(a) through Section 5.9(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.9(ii)(A)(II) and Section 5.9(iii).

(II)   Prior to granting any exception pursuant to Section 5.9(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)   Subject to Section 5.9(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Offering or private placement.

(IV)   The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)           INCREASE IN COMMON SHARE OWNERSHIP LIMIT AND PREFERRED SHARE OWNERSHIP LIMIT.   The Board may from time to time increase the Common Share Ownership Limit and the Preferred Share Ownership Limit; provided, however, that neither the Common Share Ownership Limit nor the Preferred Share Ownership Limit may be increased to a percentage that is greater than 9.9%.

(i)            NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.   Upon issuance or transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of Behringer Harvard REIT I, Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Preferred Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in the Shares of the Company being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which causes or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO. All capitalized terms in this notice have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

(iii)          TRANSFER OF SHARES IN TRUST.

(a)           OWNERSHIP IN TRUST.   Upon any purported Transfer or other event described in Section 5.9(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.9(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.9(iii)(f).

(b)           STATUS OF SHARES HELD BY THE TRUSTEE.   Shares held by the Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)           DIVIDEND AND VOTING RIGHTS.   The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.9, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d)           SALE OF SHARES BY TRUSTEE.   Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.9(ii)(a)(I). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.9(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the  Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share  received by the Trustee from the sale or other disposition of the Shares held in the Trust. Any net sales proceeds in excess of the amount payable to    the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.9, such excess shall be paid to the Trustee upon demand.

(e)           PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.   Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or , in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.9(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)            DESIGNATION OF CHARITABLE BENEFICIARIES.   By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.9(ii)(a)(I) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION   5.10     SETTLEMENTS.   Nothing in Section 5.9 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange or automated inter-dealer quotation system on which the Common Shares are Listed. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.9, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.9.

SECTION   5.11     SEVERABILITY.   If any provision of Section 5.9 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION   5.12     ENFORCEMENT.   The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.9.

SECTION   5.13     NON-WAIVER.   No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION   5.14     REPURCHASE OF SHARES.   The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.

SECTION   5.15     DISTRIBUTION REINVESTMENT PLANS.   The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “REINVESTMENT PLAN”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.

ARTICLE VI

BOARD OF DIRECTORS

SECTION   6.1       NUMBER OF DIRECTORS.   The number of Directors of the Company shall be five (5), which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall be not fewer than three (3) and not more than fifteen (15), subject to increase or decrease by the affirmative vote of 80% of the members then serving on the Board. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director. Any vacancies, including those which arise by reason of an increase in the number of Directors, will be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

                The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Robert S. Aisner

Robert M. Behringer

Charles G. Dannis

Steven W. Partridge

G. Ronald Witten

SECTION   6.2       EXPERIENCE.   Each Director shall have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION   6.3       COMMITTEES.   Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

SECTION 6.4 TERM. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Company, each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

SECTION 6.5 FIDUCIARY OBLIGATIONS. The Directors and the Advisor serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Company with the Advisor.

SECTION 6.6 RESIGNATION, REMOVAL OR DEATH. Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

SECTION 6.7 RIGHTS OF OBJECTING STOCKHOLDERS. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the entire Board, shall determine that such rights shall apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL. The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. ~~The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.~~

SECTION 7.2 SPECIFIC POWERS AND AUTHORITY. Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter by law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i)   INVESTMENTS. Subject to Article IX and Section 12.6 hereof, the Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Board shall take such actions as it deems necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.

(ii)  REIT QUALIFICATION. The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company. Following such REIT qualification, the Board shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.9 hereof, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation during any period in which the Board has determined not to pursue or preserve the Company’s status as a REIT.

(iii)  SALE, DISPOSITION AND USE OF COMPANY ASSETS. Subject to Article IX and Sections 12.6 and 13.3 hereof, the Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv)  FINANCINGS. The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Board may determine; to reacquire such Securities to (A) enter into other contracts or obligations on behalf of the Company; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person and (B) mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company;

provided, however, that the Company’s Leverage shall be limited by the provisions of Section 9.4(viii) hereof.

(v)    LENDING. Subject to all applicable limitations in the Charter, the Board shall have the power and authority to lend money or other assets of the Company on such terms, for such purposes and to such Persons as it may determine.

(vi)  ISSUANCE OF SECURITIES. Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or other Securities, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

(vii)  EXPENSES AND TAXES. The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(viii) COLLECTION AND ENFORCEMENT. The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix)   DEPOSITS. The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Board may determine.

(x)    ALLOCATION; ACCOUNTS. The Board shall have the power and authority to determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in its discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any of the Company’s assets in such amounts and by such methods as it determines constitute net earnings, profits or surplus in their discretion; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xi)   VALUATION OF ASSETS. The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.

(xii)  OWNERSHIP AND VOTING POWERS. The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiii) OFFICERS, ETC.; DELEGATION OF POWERS. The Board shall have the power and authority to elect, appoint or employ such officers for the Company and such committees of the Board with such powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 12.6 hereof, any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish such committees as it deems appropriate.

(xiv)  ASSOCIATIONS. Subject to Section 12.6 hereof, the Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xv)   REORGANIZATIONS, ETC. Subject to Sections 13.2 and 13.3 hereof, the Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.

(xvi)  INSURANCE. The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, Company and the Company’s assets against any and all risks, and insuring the Directors, Advisors and Affiliates of the Company, individually (each an “INSURED”) against all claims and liabilities of every nature arising by reason of each such insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that such insurance be limited to the indemnification permitted by Section 12.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.

(xvii)  DISTRIBUTIONS. The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other Distributions to Stockholders, subject to the provisions of Section 5.2 hereof.

(xviii) DISCONTINUE OPERATIONS; BANKRUPTCY. The Board shall have the power and authority to discontinue the operations of the Company (subject to Section 13.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.

(xix)   FISCAL YEAR. Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.

(xx)    SEAL. The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxi)   BYLAWS. The Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

(xxii)  LISTING SHARES. The Board shall have the power and authority to cause the Listing of the Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than twelve (12) years after the Termination of the Initial Public Offering unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing with any such extension or subsequent extension subject to the Board’s power to extend such date.

(xxiii) FURTHER POWERS. The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if such powers are not specifically provided hereby.

SECTION 7.3 DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of its Stock: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Stock or the payment of other Distributions on its Stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or any other matter relating to the business and affairs of the Company.

ARTICLE VIII

ADVISOR

SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR. The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Company. The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the initial investment to other Affiliates.

SECTION 8.2 SUPERVISION OF ADVISOR. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. In addition, from time to time, but not less often than annually, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out.

Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 8.3 FIDUCIARY OBLIGATIONS. The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 8.4 AFFILIATION AND FUNCTIONS. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 8.5 TERMINATION. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.

SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTY. The Company may pay the Advisor a real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the brokerage commission paid, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties.

SECTION 8.7 INCENTIVE FEES. The Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company assets by each respective Advisor or any Affiliate.

SECTION 8.8 ORGANIZATION AND OFFERING EXPENSES LIMITATION. The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.

SECTION 8.9 ACQUISITION FEES. The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however,

that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 8.10 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES. The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% GUIDELINES”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.

SECTION 8.11 REIMBURSEMENT LIMITATION. The Company sha ll not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 9.1 INVESTMENT OBJECTIVES. The Company’s primary investment objectives are: (i) to preserve, protect and return the Invested Capital of the Stockholders; (ii) to maximize cash available for Distribution; (iii) to realize capital appreciation upon the ultimate sale of the Assets; and (iv) to provide Stockholders with liquidity of their investment within twelve (12) years after the Termination of the Initial Public Offering through either (a) the Listing of the Shares, or (b) if Listing does not occur within twelve (12) years following the Termination of the Initial Public Offering, the dissolution of the Company and orderly liquidation of its assets unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing and dissolution with any such extension or subsequent extension subject to the Board’s power to extend such date. The sheltering from tax of income from other sources is not an objective of the Company. Subject to the restrictions set forth herein, the Board will use its best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company; provided, however, that no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.2 hereof.

SECTION 9.2 REVIEW OF OBJECTIVES. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

SECTION 9.3 CERTAIN PERMITTED INVESTMENTS.

(i)   The Company may invest in Assets, as defined in Article IV hereof.

(ii)  The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii) Subject to any limitations in Section 9.4, the Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

SECTION 9.4 INVESTMENT LIMITATIONS. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(i)   Not more than 10% of the Company’s tota l assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(ii)  The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.

(iii) The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv)  The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” sha ll include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.

(v)    The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi)   The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt

Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per share of Shares of the Company (other than the publicly held Shares of the Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Shares as the consideration paid to the Company for each privately offered Share of the Company bears to the book value of each outstanding publicly held Share.

(vii)  A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.

(viii) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage shall not exceed three hundred percent (300%) of the Net Assets as of the date of any borrowing. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for such excess.

(ix)   The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(x)    The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.

(xi)   The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

ARTICLE X

CONFLICTS OF INTEREST

SECTION 10.1 SALES AND LEASES TO COMPANY. The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any Property to the Company exceed its current appraised value.

SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

SECTION 10.3   OTHER TRANSACTIONS.

(i)  No goods or services will be provided by the Advisor or its Affiliates to the Company unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(ii) The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 9.4(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

SECTION 10.4 CONFLICT RESOLUTION PROCEDURES. In the event that an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Company.

ARTICLE XI

STOCKHOLDERS

SECTION 11.1 MEETINGS OF STOCKHOLDERS. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be fifty percent (50%) of the then outstanding Shares. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Section 13.1 hereof; (c) reorganization of the Company as provided in Section 13.2 hereof; and (d) merger, consolidation or sale or other disposition of all or substantially all of the Company’s assets, as provided in Section 13.3 hereof. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board.

SECTION 11.3 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

SECTION 11.4 RIGHT OF INSPECTION. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 11.5 ACCESS TO STOCKHOLDER LIST. An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “STOCKHOLDER LIST”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.

If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

SECTION 11.6 REPORTS. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

SECTION 11.7 PROXY TO LIQUIDATE. At any time after twelve (12) years following the Termination of the Offering, if the Company is not then in the process of Listing or making an orderly dissolution, upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding shares of Common Stock (the “Proxy Request”) directing that the Company formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be dissolved (the “Proxy to Liquidate”), the Company shall send a Proxy to Liquidate to each Stockholder holding Shares entitled to vote thereon within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s Assets, which the Company shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission. The Company shall not be required to send Proxie s to Liquidate to Stockholders holding Shares entitled to vote thereon more frequently than once during every two (2) year period. To insure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s Assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securit ies and Exchange Commission regarding the solicitation of proxies. The Proxy to Liquidate shall contain a forty-five (45) day voting deadline or set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon. The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on Form 10-K or 10-Q sent to the Stockholders for the period following the date on which voting was completed. If a majority vote of the Stockholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Company, the Assets of the Company shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the Board direct the Partnership to make distributions “in kind” of any Assets to the Stockholders under any dissolution conducted pursuant to this Section.

ARTICLE XII

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;

TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 12.1 LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 12.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY. ~~To the maximum~~  Except as otherwise limited in this Section 12.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation.  Notwithstanding the foregoing, no ~~director~~Director or officer of the Company shall be ~~liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~held harmless for any loss or liability suffered by the Company and may be liable to the Company and to any Stockholder for money damages unless:  (i) the Director or officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director or officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.

SECTION 12.3 INDEMNIFICATION.

(i)   The Company shall indemnify and hold harmless a Director, officer, employee, agent, Advisor or Affiliate (the “INDEMNITEE”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Director (other than an Independent Director), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders.

(ii)  The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

(iii) Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company. (iv)  The Board may take such action as is necessary to carry out this Section 12.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such provisions. No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

SECTION 12.4 PAYMENT OF EXPENSES. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.

SECTION 12.5 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION 12.6 TRANSACTIONS WITH AFFILIATES. The Company shall not engage in transactions with the Advisor, the Sponsor, a Director or any of the Company’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:

(i)   The transaction is fair and reasonable to the Company.

(ii)  The terms and conditions of such transaction are not less favorable to the Company than those available from unaffiliated third parties.

(iii) If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.

ARTICLE XIII

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 13.1 AMENDMENT. The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter, and to the extent otherwise permitted by Maryland law, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of these Seventh Articles of Amendment and Restatement that would have the effect of amending such sections).

SECTION 13.2 REORGANIZATION. Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.

SECTION 13.3 MERGER, CONSOLIDATION OR SALE OF COMPANY ASSETS. Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i)  accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii) one of the following:

(a) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(b) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.

The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i)   that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11 and 12.1 hereof;

(ii)  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or (iv)  in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

ARTICLE XIV

DURATION OF COMPANY

SECTION 14.1 TERMINATION UPON FAILURE TO OBTAIN LISTING. In the event that either (i) Listing does not occur on or before the twelfth anniversary of the Termination of the Initial Public Offering (unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing and the Company’s dissolution) or (ii) the vote of Stockholders holding a majority of the outstanding Shares approves the termination of the Company, without necessity for concurrence by the Board and regardless of any extension by the Board, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company’s assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve. In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

ARTICLE XV

MISCELLANEOUS

SECTION 15.1 GOVERNING LAW. These Articles of Amendment and Restatement are executed by the incorporator named above and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.  Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board in accordance with the provisions of Section 15.3 hereof.

SECTION 15.2 RELIANCE BY THIRD PARTIES. Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

SECTION 15.3   PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(i)  The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to Section 13.1 hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

(ii) If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.

SECTION 15.4 CONSTRUCTION. In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION 15.5 RECORDATION. These Seventh Articles of Amendment and Restatement and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the

Board deem appropriate, but failure to file for record these Seventh Articles of Amendment and Restatement or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Seventh Articles of Amendment and Restatement or any amendment hereto. Any restated Charter shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

THIRD: The Seventh Articles of Amendment and Restatement of the Charter as hereinabove set forth were duly adopted by the Board of Directors of the Company, acting by written consent, on February 5, 2007 and approved by the stockholders of the Company at a meeting held on June 20, 2007 as required by the MGCL.

FOURTH: The current address of the principal office of the Company is as set forth in Article III of the foregoing Seventh Articles of Amendment and Restatement of the Charter.

FIFTH: The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing Seventh Articles of Amendment and Restatement of the Charter.

SIXTH: As of the date of the filing of the foregoing Seventh Articles of Amendment and Restatement of the Charter, the number of directors of the Company is five, and the names of the directors are:

Robert S. Aisner

Robert M. Behringer

Charles G. Dannis

Steven W. Partridge

G. Ronald Witten

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Behringer Harvard REIT I, Inc. has caused these Seventh Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Operating Officer, and attested by its Executive Vice President-Corporate Development and Legal and Secretary, on this        day of                     , 2007.

By:
Robert S. Aisner
President and Chief Operating Officer
ATTEST
By:
Gerald J. Reihsen, III
Executive Vice President-Corporate
Development and Legal and Secretary

THE UNDERSIGNED, President and Chief Operating Officer of Behringer Harvard REIT I, Inc., who executed on behalf of said Company the foregoing Seventh Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges the foregoing Seventh Articles of Amendment and Restatement to be the corporate act of said Company and, as to all matters or facts required to be verified under oath, further acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

By:
Robert S. Aisner
President and Chief Operating Officer

INVESTOR # «GENDER»	PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
# OF SHARES «SAL1»	Behringer Harvard REIT I, Inc. 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on June 20, 2007, at 1:00 p.m., local time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.  When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer.  If a partnership, please sign in partnership name by an authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PAID ENVELOPE.  DO NOT RETURN THE PROXY STATEMENT.  IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

«NAME»
«COMPANY»
«STREET»
«ADDR2»	(Please date and sign on reverse)
«CITY», «STATE» «ZIP»	(Continued on reverse side)

 FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.             Vote by Telephone:  Call toll-free 1-866-894-0530 on a touch tone telephone and follow the instructions on the reverse side.  There is no charge to you for this call.

or

2.             Vote by Internet at our Internet Address:  www.proxyvoting.com/bhreit.  Follow the instructions provided there.

or

3.             Vote by Mail:  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder.  If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR ALL” Charter amendments in Proposal 2.  The votes entitled to be cast by the Stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.	Election of Directors – Nominees					For All	Withhold All	For All Except

	01 Behringer	02 Aisner	03 Dannis	04 Partridge	05 Witten	☐	☐	☐

Except the following Nominee(s):

2. Amendments to our Charter						For	Against	Abstain
						All	All	All
						☐	☐	☐

For each amendment separately:
						For	Against	Abstain
	2A. Amendment to Section 12.2					☐	☐	☐
	2B. Amendment to Section 15.1					☐	☐	☐
	2C. Amendment to Section 7.1					☐	☐	☐

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder

Signature	Date:

Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope

Signature if held jointly	Date:

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

 FOLD AND DETACH HERE

If you authorize a proxy by telephone or Internet, the named proxies will be authorized to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:	You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

OPTION A:	To vote as the Board of Directors recommends on ALL proposals: press 1.

OPTION B:	If you choose to vote on each item separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to instructions.

Proposal 2: There are two voting options for this proposal:

Option 1: To vote on all Charter amendments at one time, press 1. You will hear these instructions:

To vote FOR ALL amendments, press 1; to vote AGAINST ALL amendments, press 9; to ABSTAIN on all amendments, press 0.

Option 2: To vote for each Charter amendment separately, press 2. You will hear these instructions:

Proposal 2A: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

Proposal 2B: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

Proposal 2C: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

VOTE BY	The web address is www.proxyvoting.com/bhreit. You will be asked to enter a CONTROL
INTERNET:	NUMBER located in the box in the lower right of this form.

IF YOU VOTE BY PHONE OR INTERNET, DO NOT MAIL THE PROXY CARD

THANK YOU FOR VOTING

«CODE» CONTROL NUMBER for Telephone/Internet Proxy Authorization
Call Toll-Free on a Touch Tone Telephone
1-866-894-0530
There is no charge to you for this call